SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

And Regulation FD

Date of Report (Date of earliest event reported) October 6, 2004

WHIRLPOOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of principal executive officers)	(Zip Code)

(269)-923-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

During the week ending October 15, 2004, the Company commenced mailing a summary of the annual report for the Whirlpool 401(k) Plan for the 2003 plan year that ended December 31, 2003 to members of the Plan.

Item 9.01 – Financial Statements and Exhibits

Copy of annual report to members of the Whirlpool Corporation 401(k) Plan.

Exhibit Index

Exhibit No.	Description
99	Summary Annual Report for the Whirlpool Corporation 401(k) Plan for the plan year that ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: October 6, 2004	By:	/s/ Robert T. Kenagy
	Name:	Robert T. Kenagy
	Title:	Corporate Secretary